Exhibit 10.43

THIRD AMENDMENT

TO AMENDED AND RESTATED LICENSE AGREEMENT

THIS THIRD AMENDMENT TO THE AMENDED AND RESTATED LICENSE AGREEMENT (the “Third Amendment”), entered into as of the 13th day of November, 2013, between TOMMY HILFIGER LICENSING, LLC, having an address at 601 West 26th Street, New York, New York 10001 (“Licensor”), and MOVADO GROUP, INC., having its offices at 650 From Road, Paramus, New Jersey 07652 (“MGI”) and SWISSAM PRODUCTS LIMITED, having its offices at 5th Floor, Alexander House, 18 Charter Road, Hong Kong  (“SPL”, and together with MGI, “Licensee”).

W I T N E S S E T H :

WHEREAS, Licensor and Licensee entered into an Amended and Restated License Agreement, dated September 16, 2009, which has been amended by amendments dated January 11, 2010 and September 30, 2012 (hereinafter, collectively, the “License”); and

WHEREAS, the parties have agreed to further amend the License as set forth herein;

NOW, THEREFORE, the parties hereto, in consideration of the mutual agreements herein contained and promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

1.     All capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the License.

2.     Paragraph 1.3 of the License is hereby amended by deleting it in its entirety and replacing it with the following:

“1.3 “Annual Period”, during the initial Term of the Agreement, means the twelve-month period beginning on April 1 and ending on March 31 and during any Extension Term, means the twelve-month period beginning on January 1 and ending on December 31.  Notwithstanding the same, the fifth Annual Period of the initial Term shall be extended by nine (9) months to begin on April1, 2013 and end on December 31, 2014.”

3.     Paragraph 1.23 of the License is hereby amended by replacing the words “Paragraph 3.2” with the words “Paragraphs 3.2 and 3.3”.

4.     Paragraph 3.2 of the License is hereby amended by deleting it in its entirety and replacing it with the following:

“3.2 First Extension.  This Agreement shall be extended for an additional five (5) year renewal period commencing on January 1, 2015 and ending on December 31, 2019 (the “First Extension Term”, which collectively with any further extensions shall be hereinafter referred to as “Extension Term(s)”).

5.     Paragraph 3.3 is hereby added to the License as follows:

“3.3 Second Extension.  This Agreement shall be extended for an additional five (5) year renewal period commencing on January 1, 2020 and ending on December 31, 2024 (the “Second Extension Term”), provided that Licensee:

        (a)     makes a request for an extension in writing at least twelve (12) months, but no more than fifteen (15) months, before the expiration of the First Extension Term;

        (b)     up to and at the time it requests any extension and as of the end of the First Extension Term, has been and is in compliance with the material terms and conditions of this Agreement and any related agreements, and commits no material breach for the duration of the First Extension Term;

*

CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM PAGES 2 AND 3 AND EXHIBITS F AND G AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (“1934 ACT”).

        (c)     submits a business plan for the Second Extension Term that Licensor approves at least six (6) months prior to expiration of the First Extension Term; and

        (d)     has achieved Minimum Sales Levels in at least two (2) Annual Periods prior to the January 1, 2019 – December 31, 2019 Annual Period and, as of the date the business plan for the Second Extension term is approved, has projected and committed to achieving the applicable Minimum Sales Level for the balance of the First Extension Term.

Licensee acknowledges that the twelve (12) month advance notice is necessary to maintain the continuity of Licensor’s licensing and marketing programs and the goodwill associated with the Trademarks.  Time is of the essence in this regard and Licensee’s failure to make its request in time shall constitute a conclusive decision by Licensee not to seek a Second Extension Term.  Upon such failure, Licensor has the right, without notice to Licensee, to immediately replace Licensee as of the end of the First Extension Term as provided for in Paragraph 15.5 hereunder.”

6.     Paragraph 7.5 of the License is hereby amended by adding the following at the end of the paragraph:

“Notwithstanding the foregoing, the Minimum Sales Level for the first Annual Period of the First Extension Term shall be the greater of the amount set forth in Exhibit F for such Annual period or *     the actual Net Sales for the immediately preceding calendar year (1/1/14 – 12/31/14).”

7.      Paragraph 8.1(b) of the License is hereby amended by adding the following at the end of the paragraph:

“Notwithstanding the foregoing, in the event the Agreement is extended to the Second Extension Term, Licensee will not have any obligation to pay Licensor the Brand Contribution during the Second Extension Term.”

8.     Paragraph 9.1 of the License is hereby amended by adding the following at the end of the paragraph:

“Notwithstanding the foregoing, in no event shall the GMR for any Annual Period during the First Extension Term be less than   *   the Minimum Sales Level for that Annual Period and, if applicable, in no event shall the GMR for any Annual Period during the Second Extension Term be less than   *   the Minimum Sales Level for that Annual Period.”

9.     Paragraph 9.2 of the License is hereby amended by adding the following after the first sentence of the paragraph:

“Notwithstanding the foregoing, during the First Extension Term all sales of Licensed Products require the payment of a Percentage Royalty of   *   Net Sales and, if applicable, during the Second Extension Term all sales of Licensed Products require the payment of a Percentage Royalty of   *   Net Sales.”

10.     Exhibit F of the License is hereby amended by deleting it in its entirety and replacing it with the attached Exhibit F.

11.     Exhibit G of the License is hereby amended by deleting it in its entirety and replacing it with the attached Exhibit G.

12.     This Third Amendment may be executed in counterparts.  Transmission by electronic or digital means of an executed counterpart shall constitute delivery of the counterpart.  This Third Amendment shall only take effect when all executed counterparts are exchanged or transmitted by Licensor and Licensee.

13.     Except as modified hereby, all other paragraphs and provisions contained in the License shall remain in full force and effect and nothing contained herein shall alter them in any way and are hereby in all respects ratified and confirmed.

- Signature page to follow –

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

IN WITNESS WHEREOF, Licensor and Licensee have executed this Third Amendment as of the date first above written.

TOMMY HILFIGER LICENSING, LLC
By:	/s/ Mark Fischer
Name:	Mark Fischer
Title:	Executive Vice President
MOVADO GROUP, INC.
By:	/s/ Richard J. Coté
Name:	Richard J. Coté
Title:	President & Chief Operating Officer
SWISSAM PRODUCTS LIMITED
By:	/s/ Timothy F. Michno
Name:	Timothy F. Michno
Title:	Director

EXHIBIT F

MINIMUM SALES LEVELS

MINIMUM SALES OF LICENSED PRODUCTS

(EXCLUSIVE OF JEWLERY PRODUCTS)

ANNUAL PERIOD	GLOBAL MINIMUM SALES LEVEL (Inclusive of U.S.)
April 1, 2009 – March 31, 2010	*
April 1, 2010 – March 31, 2011	*
April 1, 2011 – March 31, 2012	*
April 1, 2012 – March 31, 2013	*
April 1, 2013 – December 31, 2014	*

FIRST EXTENSION TERM

MINIMUM SALES OF LICENSED PRODUCTS

(EXCLUSIVE OF JEWLERY PRODUCTS)

FIRST EXTENSION TERM ANNUAL PERIOD	FIRST EXTENSION TERM GLOBAL MINIMUM SALES LEVEL (Inclusive of U.S.)
January 1, 2015 – December 31, 2015	*
January 1, 2016 – December 31, 2016	*
January 1, 2017 – December 31, 2017	*
January 1, 2018 – December 31, 2018	*
January 1, 2019 – December 31, 2019	*

SECOND EXTENSION TERM (IF APPLICABLE)

MINIMUM SALES OF LICENSED PRODUCTS

(EXCLUSIVE OF JEWLERY PRODUCTS)

SECOND EXTENSION TERM ANNUAL PERIOD	SECOND EXTENSION TERM GLOBAL MINIMUM SALES LEVEL (Inclusive of U.S.)
January 1, 2020 – December 31, 2020	*
January 1, 2021 – December 31, 2021	*
January 1, 2022 – December 31, 2022	*
January 1, 2023 – December 31, 2023	*
January 1, 2024 – December 31, 2024	*

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

MINIMUM SALES OF JEWELRY PRODUCTS

ANNUAL PERIOD	GLOBAL MINIMUM SALES LEVEL (Inclusive of U.S.)
April 1, 2009 – March 31, 2010	*
April 1, 2010 – March 31, 2011	*
April 1, 2011 – March 31, 2012	*
April 1, 2012 – March 31, 2013	*
April 1, 2013 – December 31, 2014	*

FIRST EXTENSION TERM

MINIMUM SALES OF JEWELRY PRODUCTS

FIRST EXTENSION TERM ANNUAL PERIOD	FIRST EXTENSION TERM GLOBAL MINIMUM SALES LEVEL (Inclusive of U.S.)
January 1, 2015 – December 31, 2015	*
January 1, 2016 – December 31, 2016	*
January 1, 2017 – December 31, 2017	*
January 1, 2018 – December 31, 2018	*
January 1, 2019 – December 31, 2019	*

SECOND EXTENSION TERM (IF APPLICABLE)

MINIMUM SALES OF JEWELRY PRODUCTS

SECOND EXTENSION TERM ANNUAL PERIOD	SECOND EXTENSION TERM GLOBAL MINIMUM SALES LEVEL (Inclusive of U.S.)
January 1, 2020 – December 31, 2020	*
January 1, 2021 – December 31, 2021	*
January 1, 2022 – December 31, 2022	*
January 1, 2023 – December 31, 2023	*
January 1, 2024 – December 31, 2024	*

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

EXHIBIT G

GUARANTEED MINIMUM ROYALTY

GUARANTEED MINIMUM ROYALTY OF LICENSED PRODUCTS

(EXCLUSIVE OF JEWLERY PRODUCTS)

ANNUAL PERIOD	GLOBAL MINIMUM ROYALTY
April 1, 2009 – March 31, 2010	*
April 1, 2010 – March 31, 2011	*
April 1, 2011 – March 31, 2012	*
April 1, 2012 – March 31, 2013	*
April 1, 2013 – December 31, 2014	*

FIRST EXTENSION TERM

GUARANTEED MINIMUM ROYALTY OF LICENSED PRODUCTS

(EXCLUSIVE OF JEWLERY PRODUCTS)

FIRST EXTENSION TERM ANNUAL PERIOD	FIRST EXTENSION TERM GLOBAL MINIMUM ROYALTY
January 1, 2015 – December 31, 2015	*
January 1, 2016 – December 31, 2016	*
January 1, 2017 – December 31, 2017	*
January 1, 2018 – December 31, 2018	*
January 1, 2019 – December 31, 2019	*

SECOND EXTENSION TERM (IF APPLICABLE)

GUARANTEED MINIMUM ROYALTY OF LICENSED PRODUCTS

(EXCLUSIVE OF JEWLERY PRODUCTS)

SECOND EXTENSION TERM ANNUAL PERIOD	SECOND EXTENSION TERM GLOBAL MINIMUM ROYALTY
January 1, 2020 – December 31, 2020	*
January 1, 2021 – December 31, 2021	*
January 1, 2022 – December 31, 2022	*
January 1, 2023 – December 31, 2023	*
January 1, 2024 – December 31, 2024	*

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

GUARANTEED MINIMUM ROYALTY OF JEWELRY PRODUCTS

ANNUAL PERIOD	GLOBAL MINIMUM ROYALTY
April 1, 2009 – March 31, 2010	*
April 1, 2010 – March 31, 2011	*
April 1, 2011 – March 31, 2012	*
April 1, 2012 – March 31, 2013	*
April 1, 2013 – December 31, 2014	*

FIRST EXTENSION TERM

GUARANTEED MINIMUM ROYALTY OF JEWELRY PRODUCTS

FIRST EXTENSION TERM ANNUAL PERIOD	FIRST EXTENSION TERM GLOBAL MINIMUM ROYALTY
January 1, 2015 – December 31, 2015	*
January 1, 2016 – December 31, 2016	*
January 1, 2017 – December 31, 2017	*
January 1, 2018 – December 31, 2018	*
January 1, 2019 – December 31, 2019	*

SECOND EXTENSION TERM (IF APPLICABLE)

GUARANTEED MINIMUM ROYALTY OF JEWELRY PRODUCTS

SECOND EXTENSION TERM ANNUAL PERIOD	SECOND EXTENSION TERM GLOBAL MINIMUM ROYALTY
January 1, 2020 – December 31, 2020	*
January 1, 2021 – December 31, 2021	*
January 1, 2022 – December 31, 2022	*
January 1, 2023 – December 31, 2023	*
January 1, 2024 – December 31, 2024	*

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT